TRANSAMERICA FUNDS
Supplement dated July 16, 2008 to the Statement of Additional Information dated March 1, 2008, as supplemented through June 10, 2008
The following information replaces the third paragraph under the section entitled “Net Asset Value Determination
       — When Share Price Is Determined” on Page 81 of the Statement of Additional Information:
Purchase orders for shares of the Transamerica asset allocation funds that are received in good order and accepted before the close of business on the NYSE receive the NAV determined as of the close of the NYSE that day. For direct purchases, corresponding orders for shares of the underlying constituent funds are priced on the same day that orders for shares of the asset allocation funds are received and accepted. For purchases of shares of the Transamerica asset allocation funds through the NSCC, orders for shares of the underlying constituent funds will be placed after the receipt and acceptance of the settled purchase order for shares of the asset allocation funds. For investments in separate accounts of insurance companies that invest in Class I shares of the funds, orders for Class I shares will be placed after the receipt and acceptance of the investment in the insurance company separate account.
* * *
The following information supplements and replaces certain information in “Appendix B — Portfolio Managers” on page B-10 of the Statement of Additional Information (effective June 30, 2008):
Transamerica BNY Mellon Market Neutral Strategy

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts
		Assets		Assets		Assets
Portfolio Manager	Number	managed	Number	managed	Number	managed
Tony Garvin (as of June 30, 2008)	14	$6.1 billion	3	$638 million	77	$15 billion
Oliver Buckley	18	$16.9 billion	3	$638 million	77	$15 billion
Mike Dunn	10	$3.9 billion	7	$869 million	84	$15.7 billion
Fee Based Accounts
(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Tony Garvin	0	$0	0	$0	14	$3.4 billion
Oliver Buckley	2	$10.6 billion	0	$0	14	$4.3 billion
Mike Dunn	0	$0	0	$0	15	$4.3 billion
Investors Should Retain this Supplement for Future Reference